Exhibit 99.2

Annual Statement as to Compliance

For the Year Ended December 31, 2017

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

(i)	A review of the activities and performance of Berkadia as Special Servicer during the period under this Servicing Agreement, has been made under my supervision, and, to the best of my knowledge, based on such review, Berkadia as Special Servicer, has fulfilled in all material respects, all of its duties, responsibilities, or obligations under this Servicing Agreement throughout the period.

(ii)	I confirm that Berkadia Special Servicer is in compliance with the requirements of Section 2.02 hereof.

Berkadia,

Mark E. McCool

President

February 20, 2018

Inv. 003 Lib. G

Annual Statement as to Compliance

For the Year Ended December 31, 2017

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Master Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia as Master Servicer is in compliance with the requirements of Section 202.

Berkadia,

Mark E. McCool

President

February 20, 2018

Inv. 3 Lib. G

Report on Compliance with

Minimum Servicing Standards

Berkadia Commercial Mortgage LLC

Special Servicing Platform

December 31, 2017

Management’s Assertion Concerning Compliance

with Minimum Special Servicing Standards

February 15, 2018

We, as members of management of Berkadia Commercial Mortgage LLC (“Berkadia” or the “Company”), are responsible for complying with the servicing standards identified in the attached Exhibit I (the “Specified Minimum Servicing Standards”), as set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (“USAP’’). We also are responsible for establishing and maintaining effective internal control over compliance with these Specified Minimum Servicing Standards. We have performed an evaluation of the Company’s compliance with the Specified Minimum Servicing Standards with respect to the Company’s special servicing of mortgage loans for the period January 1, 2017 through December 31, 2017. Based on this evaluation, we assert that during the year ended December 31, 2017, Berkadia complied, in all material respects, with the Specified Minimum Servicing Standards.

The Company had in effect fidelity bond or crime insurance in the aggregate amount of $100,000,000 from January 1, 2017 through December 31, 2017, and an errors and omissions policy in the amount of $100,000,000 from January 1, 2017 through December 31, 2017.

Mark E. McCool

Executive Vice President

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Specified Minimum Servicing Standards

I.	RECORDKEEPING

Records documenting the status of the loan shall be maintained during the period the loan is assigned to the special servicer. Such records shall describe the entity’s activities in monitoring the current status of the loan and are updated to reflect a change in status to be communicated to the investor. (1)

II.	INSURANCE

A fidelity bond and errors and omission policy shall be in effect on the servicing entity in the amount of coverage represented to investors.

(1)	The Company did not have any active special serviced loans and therefore, did not perform any special servicing activities for the 12-month period ended December 31, 2017.

Report on Compliance with

Minimum Servicing Standards

Berkadia Commercial Mortgage LLC

Master Servicing Platform

December 31, 2017

Management’s Assertion Concerning Compliance

with Minimum Master Servicing Standards

February 15, 2018

We, as members of management of Berkadia Commercial Mortgage LLC (“Berkadia” or the “Company”), arc responsible for complying with the servicing standards identified in the attached Exhibit I (the “Specified Minimum Servicing Standards”), as set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (“USAP”). We also are responsible for establishing and maintaining effective internal control over compliance with these Specified Minimum Servicing Standards. We have performed an evaluation of the Company’s compliance with the Specified Minimum Servicing Standards with respect to the Company’s master servicing of mortgage loans for the period January 1, 2017 through December 31, 2017. Based on this evaluation, we assert that during the year ended December 31, 2017, Berkadia complied, in all material respects, with the Specified Minimum Servicing Standards.

The Company had in effect fidelity bond or crime insurance in the aggregate amount of $100,000,000 from January 1, 2017 through December 31, 2017, and an errors and omissions policy in the amount of $100,000,000 from January 1, 2017 through December 31, 2017.

Mark E. McCool

Executive Vice President

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Specified Minimum Servicing Standards

I.	CUSTODIAL BANK ACCOUNTS

1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.

2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.	All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.	MORTGAGE PAYMENTS

1.	Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

III.	DISBURSEMENTS

1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

Exhibit I

IV.	INVESTOR ACCOUNTING AND REPORTING

1.	The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principle balance and number of loans serviced by the servicing entity.

V.	INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of December 01, 2017 through December 31, 2017

Collections:

Principal Payments	986,910.37
Interest Payments	38,000.15

Total Principal and Interest Collections	1,024,910.52

Payments and Reversals Posted to Suspense	(120,000.00)

Total Collections	904,910.52

Less: Servicing Fees (not withheld from remittances)	(717.01)

Net Collections	904,193.51

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of December 01, 2017 through December 31, 2017

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
12012017	30101601	AUBURN UNIVER	135,000.00	4,125.00	139,125.00	275,000.00	103.13
12012017	30119903	MISSISSIPPI S	85,000.00	5,475.00	90,475.00	365,000.00	136.88
12012017	30127402	ST MARY’S COL	12,000.00	1,080.00	13,080.00	72,000.00	27.00
12012017	30137901	VINCENNES UNI	—	18,000.00	18,000.00	1,200,000.00	450.00
							—
							—
							—
		TOTALS:	232,000.00	28,680.00	260,680.00	1,912,000.00	717.01

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of December 01, 2017 through December 31, 2017

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

30110802	12/1/2017	120,000.00	120,000.00	—		11012017
30123701	12/29/2017	627,230.52	617,910.37	9,320.15		1012022
30140503	12/18/2017	17,000.00	17,000.00	—		11012017

TOTALS:		764,230.52	754,910.37	9,320.15	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of December 01, 2017 through December 31, 2017

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of December 31, 2017

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	Auburn University	3	140,000.00	12012018
30104201	California State University Housing Bond	3	333,000.00	11012019
30106904	College of Santa Fe	3	21,000.00	10012018
30112301	Georgetown University	3	513,000.00	11012020
30112302	Georgetown University	4	1,370,000.00	11012020
30116201	Lassen Junior College	3	79,000.00	4012020
30117502	Lynchburg College	3	30,000.00	5012018
30119903	Mississippi State University	3	280,000.00	12012020
30127402	St Mary’s School	3	60,000.00	6012020
30133201	Univ Student Coop Housing	3	200,000.00	4012019
30136801	University of St Thomas	3	83,000.00	10012019
30137802	Villanova University	3	150,000.00	4012019
30137901	Vincennes University	3	1,200,000.00	6012023

	TOTALS:		4,459,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of December 31, 2017

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

none to report

TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of December 31, 2017

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of January 01, 2018 through January 31, 2018

Collections:

Principal Payments	—
Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	(231.72)

Net Collections	(231.72)

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of January 01, 2018 through January 31, 2018

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

01012018	30123701	PHILADELPHIA	64,639.54	9,268.66	73,908.20	617,910.37	231.72
							—
							—
							—
							—
							—
							—
		TOTALS:	64,639.54	9,268.66	73,908.20	617,910.37	231.72

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of January 01, 2018 through January 31, 2018

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none to report

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of January 01, 2018 through January 31, 2018

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of January 31, 2018

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	Auburn University	3	140,000.00	12012018
30104201	California State University Housing Bond	3	333,000.00	11012019
30106904	College of Santa Fe	3	21,000.00	10012018
30112301	Georgetown University	3	513,000.00	11012020
30112302	Georgetown University	4	1,370,000.00	11012020
30116201	Lassen Junior College	3	79,000.00	4012020
30117502	Lynchburg College	3	30,000.00	5012018
30119903	Mississippi State University	3	280,000.00	12012020
30127402	St Mary’s School	3	60,000.00	6012020
30133201	Univ Student Coop Housing	3	200,000.00	4012019
30136801	University of St Thomas	3	83,000.00	10012019
30137802	Villanova University	3	150,000.00	4012019
30137901	Vincennes University	3	1,200,000.00	6012023

	TOTALS:		4,459,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of January 31, 2018

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

none to report

TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of January 31, 2018

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of February 28, 2018

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	Auburn University	3	140,000.00	12012018
30104201	California State University Housing Bond	3	333,000.00	11012019
30106904	College of Santa Fe	3	21,000.00	10012018
30112301	Georgetown University	3	513,000.00	11012020
30112302	Georgetown University	4	1,370,000.00	11012020
30116201	Lassen Junior College	3	79,000.00	4012020
30117502	Lynchburg College	3	30,000.00	5012018
30119903	Mississippi State University	3	280,000.00	12012020
30127402	St Mary’s School	3	60,000.00	6012020
30133201	Univ Student Coop Housing	3	200,000.00	4012019
30136801	University of St Thomas	3	83,000.00	10012019
30137802	Villanova University	3	150,000.00	4012019
30137901	Vincennes University	3	1,200,000.00	6012023

	TOTALS:		4,459,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of February 28, 2018

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

none to report

TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of February 28, 2018

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of February 01, 2018 through February 28, 2018

Collections:

Principal Payments	—

Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of February 01, 2018 through February 28, 2018

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

none to report							—
—
—
—
—
—
—
		TOTALS:	—	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of February 01, 2018 through February 28, 2018

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none to report

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of February 01, 2018 through February 28, 2018

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for December 2017								DTL

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
20171201	12012017	30101601	Auburn University	135,000.00	4,125.00	139,125.00	275,000.00	135,000.00	4,125.00	—	139,125.00
20171201	0	30110802	Fairleigh Dickinson Univ					—	—	(120,000.00)	(120,000.00)
20171201	11012017	30110802	Fairleigh Dickinson Univ					120,000.00	—	—	120,000.00
20171201	12012017	30119903	Mississippi State University	85,000.00	5,475.00	90,475.00	365,000.00	85,000.00	5,475.00	—	90,475.00
20171201	12012017	30137901	Vincennes University	—	18,000.00	18,000.00	1,200,000.00	—	18,000.00	—	18,000.00
											—

System Credits 12/1												367,600.00

System Debits 12/1												(120,000.00)

Bank Credit 12/1													120,000.00

Bank Debit 12/1 (service fees)															239.64

Bank Debit 12/1

Trustee Wire 12/1														119,760.36

20171204	12012017	30127402	St Mary’s School	12,000.00	1,080.00	13,080.00	72,000.00	12,000.00	1,080.00	—	13,080.00
											—
											—
											—
System Credits 12/4												13,080.00

System Debits 12/4												—

Bank Credit 12/4													367,600.00

Bank Debit 12/4 (payment reversal)															120,000.00

Bank Debit 12/4

Trustee Wire 12/4														247,600.00

20171218	11012017	30140503	Wittenberg University					17,000.00	—	—	17,000.00
											—
											—
System Credits 12/18												17,000.00

System Debits 12/18												—

Bank Credit 12/5													13,080.00

Bank Debit 12/5

Bank Debit 12/5

Trustee Wire 12/5														13,080.00

20171229	12292017	30123701	University of the Arts					—	—	—	—
20171229	0	30123701	University of the Arts					617,910.37	9,320.15	—	627,230.52
											—
											—

System Credits 12/29												627,230.52

System Debits 12/29												—

Bank Credit 12/19													17,000.00

Bank Debit 12/19 (service fees)															1,290.38

Bank Debit 12/19

Trustee Wire 12/19														15,709.62

TOTALS:				232,000.00	28,680.00	260,680.00	1,912,000.00	986,910.37	38,000.15	(120,000.00)	904,910.52	904,910.52	517,680.00	396,149.98	121,530.02

Loans Due in Current Period and Paid in Prior Period:

TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

none

TOTALS:	—	—	—	—

GRAND TOTAL:	232,000.00	28,680.00	260,680.00	1,912,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

December-17

Total System Credits @ 12/31		904,910.52

Total Bank Credits @ 12/31		517,680.00

	in transit wire
11/30/2017	in transit credit	(120,000.00)

12/4/2018	payment reversal	(120,000.00)
	payment reversal
	payment reversal

	Serivce Fee refund due Trust

	Direct to Lender payments

	overdraft funding

12/29/2018	in transit	627,230.52
		904,910.52

Adjusted Bank Credits:		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

December-17

Total Bank Credits @ 12/31		517,680.00

Total Debits to Trustee @ 12/31		396,149.98

12/1/2018	Service Fees	239.64
12/19/2018	Service Fees	1,290.38
	Inspection Fees

	Trust Expense

12/4/2018	payment reversal	120,000.00
	payment reversal
	payment reversal
	payment reversal
	payment reversal

	Trust Expense refund due Trust

	repayment of duplicate overdraft funding
	overdraft funding repay

Adjusted Debits to Trustee		517,680.00

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for January 2018								DTL
Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

none to report											–

											—
											—
											—
											—
											—
System Credits 1/2												—

System Debits 1/2												—

Bank Credit 1/2													627,230.52

Bank Debit 1/2

Bank Debit 1/2

Trustee Wire 1/2														627,230.52

TOTALS:				—	—	—	—	—	—	—	—	—	627,230.52	627,230.52	—

Loans Due in Current Period and Paid in Prior Period:

	01012018	30123701	PHILADELPHIA	64,639.54	9,268.66	73,908.20	617,910.37

			TOTALS:	64,639.54	9,268.66	73,908.20	617,910.37

Loans Due in Current Period Not Yet Paid:

none

			TOTALS:	—	—	—	—

			GRAND TOTAL:	64,639.54	9,268.66	73,908.20	617,910.37

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

February-18

Total Bank Credits @ 2/28	—

Total Debits to Trustee @ 2/28	—

Service Fees
Service Fees
Inspection Fees
Trust Expense
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
Trust Expense refund due Trust
repayment of duplicate overdraft funding overdraft funding repay

Adjusted Debits to Trustee	—

—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

January-18

Total System Credits @ 1/31		—

Total Bank Credits @ 1/31		627,230.52

12/29/2018	in transit wire	(627,230.52)
	in transit credit
	payment reversal
	payment reversal
	payment reversal
	Serivce Fee refund due Trust
	Direct to Lender payments
	overdraft funding
	in transit
		—

Adjusted Bank Credits:		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

January-18

Total Bank Credits @ 1/31	627,230.52

Total Debits to Trustee @ 1/31	627,230.52

Service Fees
Service Fees
Inspection Fees
Trust Expense
payment reversal
payment reversal

payment reversal
payment reversal
payment reversal

Trust Expense refund due Trust

repayment of duplicate overdraft funding
overdraft funding repay

Adjusted Debits to Trustee	627,230.52

—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for February 2018

DTL
Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

none to report											—
—
—
—
—

—
System Credits 2/1												—
System Debits 2/1												—
Bank Credit 2/1
Bank Debit 2/1
Bank Debit 2/1
Trustee Wire 2/1

			TOTALS:	—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:

none
			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

none

			TOTALS:	—	—	—	—

			GRAND TOTAL:	—	—	—	—

40

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

February-18

Total System Credits @ 2/28	—

Total Bank Credits @ 2/28	—

in transit wire
in transit credit

payment reversal
payment reversal
payment reversal

Serivce Fee refund due Trust

Direct to Lender payments

overdraft funding

in transit
—

Adjusted Bank Credits:	—